                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

                                                   DATED AS OF DECEMBER 26, 2003

                  AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of December 26, 2003 (this "Amendment"), to the Credit Agreement dated as of December 26, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among PERKINELMER, INC., a Massachusetts corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (collectively, the "Lenders"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as sole advisor, sole lead arranger and sole book runner, MERRILL LYNCH CAPITAL CORPORATION, as syndication agent, SOCIETE GENERALE, as documentation agent, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Aaent") for the Lenders and as Issuing Lender and Alternate Rate Lender. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement; and

                  WHEREAS, the Lenders have indicated their willingness to agree to so amend the Credit Agreement, but only on and subject to the terms and conditions of this Amendment;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment to the Credit Agreement. The Credit Agreement is hereby amended, effective as of the Effective Date (as defined in Section 2 below), as follows:

                  (a) The definition of "Applicable Margin" set forth in Section
         1.1 of the Credit Agreement is hereby amended by:

                           (i) deleting the figure "3.00%" appearing in
                  subsection (a)(i) thereof and substituting the figure "1.25%" therefor;

                           (ii) deleting the figure "4.00%" appearing in
                  subsection (a)(ii) thereof and substituting the figure "2.25%" therefor;

                           (iii) deleting the figure "3.0:1.0" appearing in
                  clause (A)(2) of the proviso thereto and substituting the figure "2.5:1.0" therefor;

                           (iv) deleting the figure "2.50%" appearing in clause
                  (A)(2) of the proviso thereto and substituting the figure "1.00%" therefor; and

                           (v) deleting the figure "3.50% appearing in clause
                  (A)(2) of the proviso thereto and substituting the figure "2.00%" therefor.

                  In addition, Section 2.10 of the Credit Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting the phrase "Intentionally Omitted" therefor.

                  (b) The definition of "Consolidated EBITDA" contained in
         Section 1.1 of the Credit Agreement is hereby amended by amending and restating subsection (e) thereof in its entirety to read as follows:

                           "(e) non-cash charges (i) recorded pursuant to FAS
                  142 in respect of impairment of goodwill and (ii) in respect of write-down of intangibles,".

                  (c) The definition of "Subordinated Debt" contained in Section
         1.1 of the Credit Agreement is hereby amended by adding the phrase "and
         Section 7.2(m)(ii)" immediately following the phrase "Section 7.2(f)" appearing in subsection (b)(iii) thereof.

                  (d) Section 2.11 of the Credit Agreement is hereby amended by
         (i) deleting the phrase "and (m)" appearing in the parenthetical to subsection (a) thereof and substituting the phrase ", (m) and (n)" therefor and (ii) deleting the date "December 31, 2003" appearing in subsection (c) thereof and substituting the date "December 28, 2003" therefor.

                  (e) Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "In the case of the Borrower, within 60 days after
                  the Closing Date, and at all times thereafter, enter into Hedge Agreements to the extent necessary to provide that at least 30% of the aggregate principal amount of the Hedging Amount is subject to a fixed interest rate, which Hedge Agreements shall have terms and conditions reasonably satisfactory to the Administrative Agent".

                  (f) Section 7.2 of the Credit Agreement is hereby amended by:

                           (i) adding the parenthetical "(taking into account
                  all Indebtedness issued pursuant to clause (i) of this Section 7.2(f))" immediately following the phrase "at any time outstanding" appearing in subsection (f)(iii) thereof;

                           (ii) deleting the amount "$10,000,000" appearing in
                  subsection (h) thereof and substituting the amount "$30,000,000" therefor;

                           (iii) (A) adding a new subsection (m) therein to read
                  as set forth below and (B) relettering the existing subsection
                  (m) as subsection (n):

                                    "(m) Indebtedness of the Borrower in
                           connection with the Investments permitted to be made pursuant to Section 7.8(i), in an amount not to exceed $125,000,000 in respect of either, at the option of the Borrower, (i) a new tranche C term loan facility (the "Tranche C Term Loan Facility") to be added under this Agreement on terms substantially similar to the Tranche B Term Loan Facility (other than as to interest rate, which shall be consistent with transactions of a similar nature conducted at such time); provided that the yield to maturity with respect to the Tranche C Term Loan Facility (taking into account upfront fees paid to the lenders under such new Tranche C Term Loan Facility) may be no more than 0.25% per annum greater than the yield to maturity with respect to the Tranche B Term Loans at the time the Tranche C Term Loan Facility becomes effective (and the Borrower agrees that the pricing of the remaining Tranche B Term Loans (if any) will be increased and or additional fees will be paid to the remaining Tranche B Term Loan Lenders (if any) to the extent necessary to satisfy such requirement) or
                           (ii) additional Subordinated Debt; provided that in either case, after giving pro forma effect to the incurrence of such Indebtedness, (w) the Consolidated Leverage Ratio shall not exceed the ratio set forth opposite the applicable period below:

              Period                  Consolidated Leverage Ratio
-----------------------------------------------------------------
December 29, 2003 - January 2,2005            3.25:1.00
-----------------------------------------------------------------
January 3, 2005 - January 1, 2006             3.00:1.00
-----------------------------------------------------------------
January 2, 2006 - December 31, 2006           2.50:1.00
-----------------------------------------------------------------
January 1, 2007 and thereafter                2.25:1.00

                           , (x) the Consolidated Senior Leverage Ratio shall not exceed 1.50:1.00, (y) no Default shall have occurred and be continuing or would result therefrom and (z) the terms thereof shall he reasonably acceptable to the Administrative Agent"; and

                           (iv) deleting the amount "$30,000,000" appearing in
                  current subsection (m) thereof (as relettered to new subsection (n) pursuant to clause (iii) above) and substituting the amount "$50,000,000" therefor.

                  (g) Section 7.3 of the Credit Agreement is hereby amended by adding the proviso "; except for easements, rights-of-way, restrictions or other encumbrances granted by the Borrower to Pacific Gas & Electric Company, or an affiliate thereof, in connection with power lines installed by such company on the Borrower's property located in Fremont, California; provided that such easement, right-of-way, restriction or other encumbrance does not reduce the fair market value of such property by more than $2,000,000 at the time such easement, right-of-way, restriction or other encumbrance is granted, as reasonably estimated by the Borrower" immediately following the word "Subsidiaries" appearing in subsection (e) thereof.

                  (h) Section 7.4 of the Credit Agreement is hereby amended by amending and restating subsection (d) thereof in its entirety to read as follows:

                  "(d) the Borrower may Dispose of (i) Fluid Sciences (which is a reporting segment of the Borrower on the date hereof), as permitted by Section 7.5(e) and (ii) any or all of its assets to any Subsidiary Guarantor that has duly executed the Guarantee and Collateral Agreement and has otherwise complied with the terms of this Agreement (including, without limitation, Section 6.10 hereof)."

                  (i) Section 7.5 of the Credit Agreement is hereby amended by:

                           (i) adding the phrase ", 7.4(d)(ii)" immediately
                  following the phrase "7.4(c)" and immediately preceding the phrase "and 7.8(g)(iii)" appearing in subsection (c) thereof; and

                           (ii) amending and restating subsection (i) thereof in
                  its entirety to read as follows:

                           "(i) the Disposition of other assets having a fair
                  market value not to exceed $15,000,000 in the aggregate for any fiscal year of the Borrower and $30,000,000 in the aggregate while this Agreement is in effect (not taking into account any Dispositions of assets pursuant to this Section 7.5(i) prior to January 1, 2004); provided that at least 50% of the consideration for each such Disposition shall be in the form of cash; and".

                  (j) Section 7.8 of the Credit Agreement is hereby amended by deleting the amount "$75,000,000" appearing in subsection (i) thereof and substituting the amount "$125,000,000" therefor.

                  (k) Section 7.11 of the Credit Agreement is amended by (i) deleting the "," at the end thereof and substituting "," therefor and
         (ii) adding the proviso "except for arrangements not to exceed $10,000,000 in the aggregate for any fiscal year of the Borrower and $30,000,000 in the aggregate while this Agreement is in effect, in each case, determined by reference to the sale price of such asset." at the end thereof.

                  (1) Section 7.12 of the Credit Agreement is amended by deleting the phrase "the last Sunday of each calendar year" appearing therein and substituting the phrase "the Sunday closest to December 31 of each calendar year" therefor.

                  (m) Section 7.17 of the Credit Agreement is amended by (i) deleting the "." at the end thereof and substituting ";" therefor and
         (ii) adding the proviso "provided that, in any event, the Borrower and its Subsidiaries may enter into Hedge Agreements that move from fixed interest rates to floating interest rates or move from floating interest rates to fixed interest rates." at the end thereof.

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective (the "Effective Date") as of the date first above written when, and only when:

                  (a) the Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and (A) with respect to the amendments set forth in Section 1(a) of this Amendment, each Tranche B Term Loan Lender and the Required Lenders, (B) with respect to the amendment set forth in Section l(d) of this Amendment, the Required Prepayment Lenders and the Required Lenders and (C) with respect to the amendments set forth in Sections 1(b), 1(c), 1(e), 1(f), 1(g), 1(h), 1(i), 1(j), 1(k), 1(l) and 1(m) of this
Amendment, the Required Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) the Consent attached hereto executed by each Guarantor and each Grantor (other than the Borrower) under the Guarantee and Collateral Agreement.

                  (b) the Administrative Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender:

                           (i) A certificate of the Secretary or an Assistant
                  Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder and thereunder; and

                           (ii) A certificate signed by a duly authorized
                  officer of the Borrower stating that:

                           (A) The representations and warranties contained in the Loan Documents and in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date, except where such representation and warranty is expressly made as of a specific earlier date, in which case such representation and warranty shall be true as of such earlier date; and

                           (B) No event has occurred and is continuing that constitutes a Default or Event of Default as of the Effective Date after giving effect to this Amendment.

                  (c) All of the accrued fees and expenses of the Administrative Agent and the Lenders (including the accrued fees and expenses of counsel for the Administrative Agent in connection with this Amendment and for other work since the Closing Date), shall have been paid in full.

                  (d) With respect to the amendments set forth in Section 1(a) of this Amendment, the Borrower shall have paid to the Administrative Agent, for the pro rata benefit of each Tranche B Term Loan Lender that executes this Amendment, a Tranche B Term Loan Facility amendment fee equal to 1.00% of the sum of the outstanding principal amount of the Tranche B Term Loans held by such Tranche B Term Loan Lender, as of the Effective Date.

                  SECTION 3. Representations and Warranties of the Borrower. In order to induce the parties hereto to execute and deliver this Amendment, the Borrower hereby restates each of the representations and warranties contained in Sections 4.3, 4.4 and 4.5 of the Credit Agreement, with each reference therein to the Credit Agreement being deemed to be a dual reference both to this Amendment and the Credit Agreement as amended by this Amendment.

                  SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment,

                  (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.5 of the Credit Agreement.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of separate counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the day first above written.

                               PERKINELMER, INC., as Borrower

                               By: /s/ Robert F. Friel
                                   ---------------------------------------------
                                   Name: Robert F. Friel

                                   Title: Senior Vice President and
                                          Chief Financial Officer

                               BANK OF AMERICA, N.A., as Administrative
                               Agent and as Lender

                               By: /s/ James W. Ford
                                   ---------------------------------------------
                                   Name: James W. Ford
                                   Title: Managing Director

                               MERRILL LYNCH CAPITAL CORPORATION, as
                               Syndication Agent and as Lender

                               By: /s/ Michael E. O'Brien
                                   ---------------------------------------------
                                   Name: Michael E. O'Brien
                                   Title: Vice President

                               SOCIETE GENERALE, as Documentation Agent and as Lender

                               By: /s/ Anne-Marie Dumortier
                                   ---------------------------------------------
                                   Name: Anne-Marie Dumortier
                                   Title: Vice President

                                ABN AMRO Bank N.V., as Lender

                                By: /s/ Alexander M. Blodi
                                   ---------------------------------------------
                                   Name: Alexander M. Blodi
                                   Title: Director

                                By: /s/ Todd J. Miller
                                   ---------------------------------------------
                                   Name: Todd J. Miller
                                   Title: Assistant Vice President

                                APEX (IDM)CDO I, LTD.
                                ELC (CAYMAN) LTD.
                                ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                ELC (CAYMAN) LTD. 1999-II
                                ELC (CAYMAN) LTD. 1999-III
                                ELC (CAYMAN) LTD. 2000-I
                                TRYON CLO LTD. 2000-I

                                By: David L. Babson & Company Inc. as Collateral Manager, as Lender

                                By: /s/ David P. Wells
                                   ---------------------------------------------
                                   Name: David P. Wells, CFA
                                   Title: Managing Director

                                ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                By: ING Capital Advisors LLC,
                                   as Collateral Manager

                                By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                                Name:  Helen Y. Rhee
                                Title: Director

                                BABSON CLO LTD. 2003-I
                                By: David L. Babson & Company Inc. as Collateral Manager, as Lender

                                By:/s/ David P. Wells
                                   ---------------------------------------------
                                   Name: David P. Wells, CFA
                                   Title: Managing Director

                                BALANCED HIGH-YIELD FUND II, LTD.

                                By: ING Capital Advisors LLC,
                                as Asset Manager

                                By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                                Name:  Helen Y. Rhee
                                Title: Director

                                BILL & MELINDA GATES FOUNDATION
                                By: David L. Babson & Company Inc. as
                                Investment Adviser, as Lender

                                By: /s/ David P. Wells
                                   ---------------------------------------------
                                   Name: David P. Wells, CFA
                                   Title: Managing Director

                                BLACK ROCK SENIOR LOAN TRUST
                                MAGNETITE ASSET INVESTORS L.L.C.
                                MAGNETITE ASSET INVESTORS III L.L.C.
                                MAGNETITE IV CLO, LIMITED
                                MAGNETITE V  CLO, LIMITED as Lender
                                Senior Loan Fund

                                By: /s/ MARK J. WILLIAMS
                                   ---------------------------------------------
                                   Name: MARK J. WILLIAMS
                                   Title: AUTHORIZED SIGNATORY

                               BRYN MAWR CLO,Ltd.
                               By: Deerfield Capital Management LLC as its
                               Collateral Manager

                               By: /s/ Matt Stouffer
                                    --------------------------------------------
                                    Name: Matt Stouffer
                                    Title: Vice President

                              By: Callidus Debt Partners CLO Fund II, Ltd.
                                      By: Its Collateral Manager,
                                  Callidus Capital Management, LLC

                                 as Lender


                              By: /s/ Wayne Mueller
                                   ---------------------------------------------
                                   Name: WAYNE MUELLER
                                   Title: MANAGING DIRECTOR

                                CARLYLE HIGH YIELD PARTNERS, L.P.

                                 as Lender


                               By: /s/ Linda Pace
                                   ---------------------------------------------
                                   Name: LINDA PACE
                                   Title: PRINCIPAL

                                CARLYLE HIGH YIELD PARTNERS III, LTD.

                                 as Lender


                                By: /s/ Linda Pace
                                    --------------------------------------------
                                    Name: LINDA PACE
                                    Title: PRINCIPAL

]
                                Carlyle High Yield Partners, IV, Ltd.

                                 as Lender


                                By: /s/ Linda Pace
                                    --------------------------------------------
                                    Name: LINDA PACE
                                    Title: PRINCIPAL

                                Centurion CDO II. Ltd.

                                By: American Express Asset Management Group Inc, as Collateral Manager as Lender


                                By: /s/ Leanne Stavrakis
                                   ---------------------------------------------
                                   Name: Leanne Stavrakis
                                   Title: Director - Operations

                              Centurion CDO VI, Ltd.

                              By: American Express Asset Management Group Inc, As Collateral Manager as Lender


                              By: /s/ Leanne Stavrakis
                                 ---------------------------------------------
                                 Name: Leanne Stavrakis
                                 Title: Director - Operations

                                   Citadel Hill 2000 Ltd., as Lender


                               By: /s/ Kenneth A. Irvine
                                   ---------------------------------------------
                                   Name: Kenneth A. Irvine
                                   Title: Head of Business Support &
                                          Investor Relations
                                          Citadel Hill Advisors, LLC

                                COLUMBIA FLOATING RATE
                                ADVANTAGE FUND

                                (f/k/a Liberty Floating Rate Advantage Fund)

                                By: Columbia Management Advisors, Inc.,
                                As Advisor                         , as Lender


                               By: /s/ [ILLEGIBLE]
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                CREDIT SUISSE FIRST BOSION INTERNATIONAL

                                                                    , as Lender


                               By: /s/ [ILLEGIBLE]
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                CLOSE INTERNATIONAL CUSTODY SERVICE LIMITED RE CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

                                By: [ILLEGIBLE]

                                By: /s/ Jaffrey Megar
                                   ---------------------------------------------
                                   Name: Jaffrey Megar
                                   Title: Director

                                DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender

                                By: /s/ John Pineiro
                                    --------------------------------------------
                                    Name: John Pineiro
                                    Title: Director

                                ENDURANCE CLO I, LTD.

                                C/o ING Capital Advisors LLC,
                                   as Portfolio Manager

                                By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                                   Name: Helen Y. Rhee
                                   Title: Director

                                FOREST CREEK CLO, Ltd.
                                By: Deerfield Capital Management, LLC as its
                               Collateral Manager

                                By: /s/ Matt Stouffer
                                   ---------------------------------------------
                                   Name: Matt Stouffer
                                   Title: Vice President

                                FRANKLIN CLO II, LIMITED
                                                                 , as Lender


                               By: /s/ Richard Hsu
                                   ---------------------------------------------
                                   Name: Richard Hsu
                                   Title: Vice President

                                FRANKLIN CLO III, LIMITED
                                                                   , as Lender


                               By: /s/ Richard Hsu
                                   ---------------------------------------------
                                   Name: Richard Hsu
                                   Title: Vice President

                                FRANKLIN CLO IV, LIMITED
                                                                 , as Lender


                               By: /s/ Richard Hsu
                                   ---------------------------------------------
                                   Name: Richard Hsu
                                   Title: Vice President

                                FRANKLIN FLOATING RATE DAILY ACCESS FUND
                                                                     , as Lender


                               By: /s/ Richard Hsu
                                   ---------------------------------------------
                                   Name: Richard Hsu
                                   Title:Asst. Vice President

                                FRANKLIN FLOATING RATE TRUST
                                as Lender

                               By: /s/ Richard Hsu
                                   ---------------------------------------------
                                   Name: Richard Hsu
                                   Title:Asst. Vice President

                                Galaxy CL0 1999-1, Ltd.
                                by: AIG Global Investment Corp.
                                as Collateral Manager

                                as Lender

                                By: /s/ W. Jeffrey Baxter
                                   ---------------------------------------------
                                   Name: W. Jeffrey Baxter
                                   Title: Vice President

                                Galaxy CLO 2003-1, Ltd.
                                by: AIG Global Investment Corp.
                                as Investment Adviser

                                as Lender

                                By: /s/ W. Jeffrey Baxter
                                   ---------------------------------------------
                                   Name: W. Jeffrey Baxter
                                   Title: Vice President

                                GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

                                By: /s/  Brian P Schwinn
                                   ---------------------------------------------
                                   Name: Brian P Schwinn
                                   Title: Duly Authorized Signatory

                                GoldenTree Loan Opportunities. I, Limited
                                By: GoldenTree Asset Management, LP as Lender

                                By: /s/ Fred Haddad
                                    --------------------------------------------
                                    Name: Fred Haddad

                                HARBOURVIEW CLO IV, LTD., as Lender

                              By: /s/ Bill Campbell
                                   ---------------------------------------------
                                   Name: Bill Campbell
                                   Title: Manager

                                HARBOURVIEW CLO V, LTD., as Lender,

                                By: /s/ Bill Campbell
                                    --------------------------------------------
                                    Name: Bill Campbell
                                    Title: Manager

                                HARCH CLO I, LTD, as Lender

                                By: /s/ Michael E. Lewitt
                                   ---------------------------------------------
                                   Name: Michael E. Lewitt
                                   Title: AUTHORIZED SIGNATORY

                                Hawatt's Igland CDO, Ltd.

                                By: Cypress Tree Investment Management Company,
                                    Inc., as Portfolio Manager
                                as Lender

                               By: /s/ Jefrey Megar
                                    --------------------------------------------
                                    Name: Jefrey Megar
                                    Title: Director

                                IKB Capital Corporation, as Lender

                                By: /s/ David Snyder
                                     -------------------------------------------
                                     Name:  DAVID SNYDER
                                     Title: PRESIDENT IKB CAPITAL CORPORATION

                                INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                By: Indosuez Capital as Collateral Manager

                                By: /s/ Jack C. Henry
                                   ---------------------------------------------
                                   Name: Jack C. Henry
                                   Title: Principal.

                                 KZH CYPRESSTREE-1 LLC

                                 By: /s/ HI HUA
                                   ---------------------------------------------
                                   Name: HI HUA
                                   Title: AUTHORIZED AGENT

                                 KZH INC-2 LLC

                                 By: /s/ HI HUA
                                   ---------------------------------------------
                                   Name: HI HUA
                                   Title: AUTHORIZED AGENT

                                 KZH SOLEIL LLC

                                 By: /s/ HI HUA
                                   ---------------------------------------------
                                   Name: HI HUA
                                   Title: AUTHORIZED AGENT

                                 KZH SOLEIL-2 LLC

                                 By: /s/ HI HUA
                                   ---------------------------------------------
                                   Name: HI HUA
                                   Title: AUTHORIZED AGENT

                                 KZH STERLING LLC

                                 By: /s/ HI HUA
                                   ---------------------------------------------
                                   Name: HI HUA
                                   Title: AUTHORIZED AGENT

                                LANDMARK II CDO LIMITED
                                By: Aladdin Capital Management LLC As Manager, as Lender

                                By: /s/ Joseph Moroney
                                   ---------------------------------------------
                                   Name: Joseph Moroney, CFA
                                   Title: AUTHORIZED SIGNATORY

                                LCMI Limited Partnership, As Lender

                                By: Lyon Capital Management LLC,
                                As Collateral Manager

                                By: /s/ Alex Kenna
                                   ---------------------------------------------
                                 Name: ALEX KENNA
                                 Title: Portfolio Manager

                                Longhorn CDO (Cayman) LTD
                                By: Merrill Lynch Investment Managers,L.P.
                                    as Investment Advisor as Lender

                               By: /s/ [ILLEGIBLE]
                                   ---------------------------------------------
                               Longhorn CDO II, LTD.

                                By: Merrill Lynch Investment Managers,L.P.
                                as Investment Advisor as Lender

                               By: /s/ [ILLEGIBLE]
                                   ---------------------------------------------

                                MAPLEWOOD (CAYMAN) LIMITED
                                By: David L. Babson & Company Inc. under
                                delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager, as Lender

                                By: /s/ David P. Wells
                                    --------------------------------------------
                                    Name: David P. Wells, CFA
                                    Title: Managing Director

                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                By: David L. Babson & Company Inc. as Investment Adviser, as Lender

                                By: /s/ David P. Wells
                                    -------------------------------------------
                                    Name: David P. Wells, CFA
                                    Title: Managing Director

                                       MERRILL LYNCH CREDIT PRODUCTS, LLC,
                                       as Lender

                                       By: /s/ Tanya Kim-Johnson
                                           ------------------------------
                                           Name: TANYA KIM-JOHNSON
                                           Title: VICE PRESIDENT

                             MONY Life Insurance Company, as Lender

                             By: MONY Capital Management, Inc.,
                                 as Investment Advisor

                             By: /s/ Suzanne E. Walton
                                 --------------------------------------------
                                 Name:  Suzanne E. Walton
                                 Title: Senior Managing Director

                             MONY Life Insurance Company of America, as Lender

                             By: MONY Capital Management, Inc.

                             By: /s/ Suzanne E. Walton
                                 ----------------------------------------
                                 Name:  Suzanne E. Walton
                                 Title: Authorized Agent

                             MOUNTAIN CAPITAL CLO 1 LTD.
                             as Lender

                             By:    /s/ Chris Siddons
                                    -----------------------
                             Name:  Chris Siddons
                             Title: Director

                             MOUNTAIN CAPITAL CLO 11 LTD.
                                  as Lender

                                  By: /s/ Chris Siddons
                                      ------------------------------------------
                                      Name:  Chris Siddons
                                      Title: Director

                             MUIRFIELD TRADING LLC, as Lender

                             By: /s/ Diana M. Himes
                                 ------------------------
                                 Name:  DIANA M. HIMES
                                 Title: AUTHORIZED AGENT

                             Natexis Banques Popularies, as Lender

                             By: /s/ Tefta Ghilaga
                                 ---------------------------------------------
                                 Name:  TEFTA GHILAGA
                                 Title: VICE PRESIDENT

                             /s/ Kristen Brainard
                             ------------------------------------------------
                             KRISTEN BRAINARD
                             ASSOCIATE

                             NEMEAN CLO, LTD.

                             BY:  ING Capital Advisors LLC,
                                  as Investment Manager

                             BY: /s/ Helen Y. Rhee
                                 -------------------------------------------
                             Name:  HELEN Y. RHEE
                             Title: DIRECTOR

                             New York Life Insurance and Annuity Corporation,
                             By: New York Life Investment Management LLC,
                                 Its Investment Manager, as Lender

                             By: /s/ F. David Melka
                                 -------------------------------------------
                                 Name:  F. David Melka
                                 Title: Vice President

                             New York Life Insurance Company, as Lender

                             By: /s/ F. David Melka
                                 -------------------------------------------
                                 Name:  F. David Melka
                                 Title: Investment Vice President

                             NYLIM Flatiron CLO 2003-1 Ltd.,
                             By: New York Life Investment Management LLC,
                                 As Collateral Manager and Attorney-In-Fact,
                             as Lender

                             By: F. David Melka
                                 -------------------------------------------
                                 Name:  F. David Melka
                                 Title: Vice President

                             OLYMPIC FUNDING TRUST, SERIES 1999-1, as
                             Lender

                             By: /s/ Diana M. Himes
                                 -------------------------------------------
                                 Name:  DIANA M. HIMES
                                 Title: ASSISTANT VICE PRESIDENT

                             OPPENHEIMER SENIOR FLOATING RATE
                             FUND, as Lender

                             By: /s/ Bill Campbell
                                 -------------------------------------------
                                 Name:  Bill Campbell
                                 Title: Manager

                             ORIX FUNDING LLC, as Lender

                             By: /s/ Diana M. Himes
                                 -------------------------------------------
                                 Name:  DIANA M. HIMES
                                 Title: ASSISTANT VICE PRESIDENT

                             ORYX CLO, LTD.

                             BY:  ING Capital Advisors LLC,
                                  as Collateral Manager

                             BY: /s/ Helen Y. Rhee
                                 ---------------------------------------------
                             Name:  HELEN Y. RHEE
                             Title: DIRECTOR

                             PRESIDENT & FELLOWS OF HARVARD
                             COLLEGE

                             By: Regiment Capital Management, LLC
                                 as its Investment Advisor

                             By: Regiment Capital Advisors, LLC
                                 its Manager and pursuant to delegated
                                 authority

                             By: /s/ Timothy S. Peterson
                                 ---------------------------------------------
                                 Timothy S. Peterson
                                 President
                             as Lender

                             PRINCIPAL LIFE INSURANCE COMPANY

                             By:  Principal Global Investors, LLC
                                  a Delaware limited liability company,
                                  its authorized signatory

                             By:  /s/ [ILLEGIBLE]
                                  -------------------------------------------
                             Its: /s/ [ILLEGIBLE]

                             By:  /s/ Joelleni Watts, Counsel
                                  -------------------------------------------
                             Its: JOELLENI WATTS, COUNSEL

                             REGIMENT CAPITAL, LTD

                             By: Regiment Capital Management, LLC
                                 as its Investment Advisor

                             By: Regiment Capital Advisors, LLC
                                 its Manager and pursuant to delegated
                                 authority

                             By: /s/ Timothy S. Peterson
                                 ---------------------------------------------
                                 Timothy S. Peterson
                                 President

                             RIVIERA FUNDING LLC, as Lender

                             BY: /s/ Diana M. Himes
                                 ---------------------------------------------
                                 Name:  DIANA M. HIMES
                                 Title: AUTHORIZED AGENT

                             ROSEMONT CLO, Ltd.
                             By: Deerfield Capital Management, LLC as its
                                 Collateral Manager

                             By: /s/ Matt Stouffer
                                 ---------------------------------------------
                             Name:  Matt Stouffer
                             Title: Vice President

                             SEABOARD CLO 2000 LTD.
                             By: David L. Babson & Company Inc. as Collateral Manager, as Lender

                             By: /s/ David P. Wells
                                 ---------------------------------------------
                                 Name:  David P. Wells. CFA
                                 Title: Managing Director

                             Saquils - Centurion V. Ltd.
                             By: American Express Asset Management Group Inc. As Collateral Manager, as Lender

                             By: /s/ Leanne Stavrakis
                                 ---------------------------------------------
                                 Name:  Leanne Stavrakis
                                 Title: Director Operations

                             SEQUILS-Cumberland I, Ltd.
                             By: Deerfield Capital Managements LLC as its
                             Collateral Manager

                             By: /s/ Matt Stouffer
                                 ---------------------------------------------
                                 Name:  Matt Stouffer
                                 Title: Vice President

                             SEQUILS-ING I (HBDGM), LTD.

                             BY:  ING Capital Advisors LLC,
                                  as Collateral Manager

                             By: /s/ Helen Y. Rhee
                                 ---------------------------------------------
                             Name:  HELEN Y. RHEE
                             Title: DIRECTOR

                             STANWICH LOAN FUNDING LLC, as Lender

                             By: /s/ Diana M. Himes
                                 ---------------------------------------------
                                 Name:  DIANA M. HIMES
                                 Title: AUTHORIZED AGENT

                             SUNAMERIES LIFE INSURANCE COMPANY
                             BY: AIG GLOBAL INVESTMENT CORP.
                             AS INVESTMENT ADVISOR

                                                                 , as Lender


                             By: /s/ W. Jeffrey Baxter
                                 ---------------------------------------------
                                 Name:  W. JEFFREY BAXTER
                                 TITLE: VICE PRESIDENT

                             Toronto Dominion (New York), Inc, as Lender

                             By: /s/ Stacey Malek
                                 ---------------------------------------------
                                 Name:  STACEY MALEK
                                 Title: VICE PRESIDENT

                             VENTURE CDO 2002, LIMITED
                             BY ITS INVESTMENT ADVISOR, MJX ASSET
                             MANAGEMENT, LLC
                                                          , as Lender

                             By: /s/ [ILLEGIBLE]
                                 -----------------------------------------
                                 Name:
                                 Title:

                             VENTURE II CDO 2002, LIMITED
                             BY ITS INVESTMENT ADVISOR, MJX ASSET
                             MANAGEMENT, LLC
                                                          , as Lender

                             By: [ILLEGIBLE]
                                 -------------------------------------
                                 Name:
                                 Title:

                                       8